                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. ___________)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as Permitted by Rule
    14a-6(e)(2))

|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           SOUTHSIDE BANCSHARES CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

         |X| No fee required.

         |_| Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth in the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         |_| Fee paid previously with preliminary materials.

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                           SOUTHSIDE BANCSHARES CORP.
                               3606 GRAVOIS AVENUE
                            ST. LOUIS, MISSOURI 63116
                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 1998
                         -------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Southside Bancshares Corp., a Missouri Corporation (the "Corporation"), will be held at South Side National Bank's Lansdowne facility, which is located at 4666 Lansdowne, in the City of St. Louis, Missouri, beginning at 2:00 p.m., local time, on Thursday, April 23, 1998, or at any adjournment or adjournments thereof, for the purpose of considering and voting upon the following matters (as more fully described in the attached Proxy Statement):

     1. The election of three Class III Directors, each to serve for a term of three years.

     2. The adoption of an amendment to the Corporation's Articles of Incorporation increasing the number of authorized shares from 6,000,000 to 16,000,000, consisting of 15,000,000 shares of Common Stock of the Corporation and 1,000,000 shares of Preferred Stock of the Corporation.

     3. The adoption of the Southside Bancshares Corp. 1998 Stock Option Plan.

     4. The ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Corporation for 1998.

     5. Any other business as may properly come before the meeting, or any adjournment thereof.

     Only holders of Common Stock of the Corporation whose names appear of record on the books of the Corporation at the close of business on March 9, 1998, are entitled to vote at this Annual Meeting or any adjournment thereof.

                                              By Order of the Board of Directors



                                              ----------------------------------
                                              Joanne M. Schneider
                                              Secretary to the Board

St. Louis, Missouri
March 26, 1998
                                  - IMPORTANT -

     YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE, IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE MEETING; OR IF YOU DO ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AT THAT TIME IF YOU WISH. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, PLEASE ADVISE THE SHAREHOLDER OF RECORD (YOUR BANK, BROKER, ETC.) THAT YOU WISH TO ATTEND. THAT FIRM MUST PROVIDE YOU WITH EVIDENCE OF YOUR OWNERSHIP WHICH WILL ENABLE YOU TO BE ADMITTED TO THE MEETING.

Shareholders representing a majority of Common Stock issued and outstanding must be present or represented by proxy in order to constitute a quorum. To ensure the presence of a quorum at this meeting, an early return of your proxy is solicited by the Board of Directors.

                          SOUTHSIDE BANCSHARES CORP.
                             3606 GRAVOIS AVENUE
                          ST. LOUIS, MISSOURI 63116
                                (314) 776-7000

                              -----------------

                               PROXY STATEMENT

                              -----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD APRIL 23, 1998

                            PURPOSE OF THE MEETING


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southside Bancshares Corp. (the "Corporation") for use at its Annual Meeting of Shareholders to be held at South Side National Bank's Lansdowne facility, which is located at 4666 Lansdowne, in the City of St. Louis, Missouri, beginning at 2:00 p.m., local time, on Thursday, April 23, 1998, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and as further described herein.



                               PROXY SOLICITATION


     PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. An executed proxy may be revoked by a shareholder at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date with the Secretary of the Corporation, either prior to or at the Annual Meeting. If a proxy is properly executed and returned in time, the shares represented thereby will be voted in accordance with the instructions specified thereon, or if no contrary instructions are specified, the shares will be voted in favor of the election of the nominees for Directors and in favor of the proposals described herein. This Proxy Statement and the related form of proxy are first being sent to shareholders of the Corporation on or about March 26, 1998, along with the Corporation's Annual Report for 1997, including financial statements therein.

     It is anticipated that the solicitation of proxies will be made primarily by mail, personal interview and telephone by Directors and regular employees of the Corporation, who will not receive any additional remuneration therefor. The total expense of proxy solicitation will be borne by the Corporation. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares and will be reimbursed for their expenses.

     As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any matters which may come before the Annual Meeting other than those matters which are referred to in this Proxy Statement. If any other matters properly come before such Annual Meeting or any adjournment thereof, the proxy holders will vote the shares represented thereby in accordance with their best judgment.

                                VOTING SECURITIES

     The Corporation is authorized to issue 5,000,000 shares of Common Stock, $1.00 par value (the "Common Stock") and 1,000,000 shares of cumulative Preferred Stock, no par value (the "Preferred Stock"). As of March 9, 1998, 2,792,670 shares of Common Stock were issued and outstanding, representing all of the shares entitled to vote at the Annual Meeting. No shares of Preferred Stock have been issued.


                                   RECORD DATE

     In accordance with the Corporation's Bylaws, as amended, and the action of the Directors, the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting is March 9, 1998.


                           VOTE REQUIRED FOR APPROVAL

     With respect to those matters to be acted upon at the Annual Meeting, each shareholder of record is entitled to one vote for each share of Common Stock of the Corporation held by him or her on the record date. Cumulative voting for the election of Directors is not available.

     A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum to conduct the election of Directors and other matters described in this Proxy Statement. If such a majority is represented at the Annual Meeting, the three nominees for Director who receive the highest number of votes cast will be elected. The proposed amendment to the Articles of Incorporation increasing the number of authorized shares from 6,000,000 to 16,000,000, the adoption of the Southside Bancshares Corp. 1998 Stock Option Plan, and the ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Corporation, which are the other items proposed for consideration and voting, as set forth in the attached Notice of Annual Meeting of Shareholders, each require the affirmative vote of at least a majority of the shares entitled to vote at the Annual Meeting.

     With respect to each matter to be acted upon at the Annual Meeting, abstentions on properly executed proxy cards will be counted for purposes of determining whether a quorum is present at the Annual Meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following tables set forth, as of March 9, 1998, the number of shares of Common Stock, the only class of equity securities outstanding, owned beneficially by each of the Directors of the Corporation (including nominees for Director) including Thomas M. Teschner, a Director and the only Executive Officer named in the Summary Compensation Table, as well as by all Directors and Executive Officers of the Corporation as a group, without naming them, and the number of shares held by any person who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the outstanding Common Stock.


                                                                 AMOUNT AND NATURE OF
                                                                 BENEFICIAL OWNERSHIP(1)
                                                             ------------------------------
                                                              SOLE VOTING           OTHER         PERCENT
                                                             AND INVESTMENT       BENEFICIAL         OF
OFFICERS & DIRECTORS                                             POWER            OWNERSHIP        CLASS(2)
-----------------------------------------------                 ---------         ---------       --------
Joseph W. Beetz                                                 19,130                 ---           *
Ralph Crancer, Jr.                                              20,240              15,000 (3)       1.23
Howard F. Etling                                                63,370             402,261 (4)      16.28
Douglas P. Helein                                              138,210                 ---           4.83
Earle J. Kennedy, Jr.                                            5,390              74,590 (5)       2.80
Norville K. McClain                                            139,439                 ---           4.88
Daniel J. Queen                                                 76,982                 ---           2.69
Richard G. Schroeder, Sr.                                          ---              24,230           *
Thomas M. Teschner                                              58,550 (6)         422,117 (4,7)    16.81
Executive Officers and Directors (including
  nominees) as a Group (10 persons)                            534,207 (8)         533,061 (4)      37.32
      less than 1%


                                                                AMOUNT AND NATURE OF
                                                               BENEFICIAL OWNERSHIP(1)
                                                            ------------------------------
                                                              SOLE VOTING           OTHER           PERCENT
NAME AND ADDRESS OF                                         AND INVESTMENT       BENEFICIAL           OF
OTHER PRINCIPAL SECURITY HOLDERS                                  POWER           OWNERSHIP         CLASS(2)
-----------------------------------------------             ----------------      ----------        -------
Southside Bancshares Corp.(4)                                                      402,261          14.07
   Employee Stock Ownership Plan
   (With 401(k) Provisions)
   3606 Gravois Avenue
   St. Louis, Missouri 63116

First Banks, Inc.(9)                                            518,020                             18.11
   135 North Meramec
   Clayton, Missouri  63105
---------------

(1) The information set forth in these tables is based upon information furnished to the Corporation by the named persons or entities. Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person directly or indirectly has or shares voting power or investment power or both.

(2) The percentages of the class is based on the total number of outstanding shares of the Corporation's Common Stock (2,792,670 shares) plus the total number of stock options that are exercisable or that will become exercisable within sixty days (67,000 shares) for a total of 2,859,670 shares.

(3) Represents shares held in a trust created by Mr. Crancer's wife. Mr. Crancer claims a beneficial interest in his wife's trust account.

(4) All 402,261 shares are held by Southside Bancshares Corp. Employee Stock Ownership Plan With 401(k) Provisions (the "KSOP") of which Mr. Etling and Mr. Teschner are Trustees pursuant to appointment by the Board of Directors. Participants in the KSOP have voting power over shares of Common Stock allocated to their accounts and such shares will be voted by the Trustees as directed by the participants. Shares for which no direction has been given will be voted directly by the Trustees. Except for 19,550 shares allocated to Mr. Teschner's account in the KSOP for which Mr. Teschner has a beneficial interest, Mr. Teschner and Mr. Etling disclaim any personal interest in all of the shares held by the KSOP.

(5)    Shares for which Mr. Kennedy has shared voting and investment power.

(6) Includes 19,550 shares allocated to Mr. Teschner's account under the KSOP and 38,000 stock options which are exercisable or will become exercisable within sixty days.

(7) Also includes 39,406 shares for which Mr. Teschner has shared voting and investment power.

(8) Includes 22,426 shares allocated to the accounts of the executive officers of the Corporation under the KSOP and 48,000 stock options which are exercisable or will become exercisable within sixty days.

(9) Not included in First Banks, Inc.'s beneficial ownership information are 5,640 shares owned by James F. Dierberg and 123,920 shares owned by Investors of America, L.P. The directors and executive officers of First Securities America, Inc., the general partners of Investors of America, L.P., and other members of their family control directly or indirectly First Banks, Inc.


       To the knowledge of the Board of Directors, no change of control has occurred since the beginning of the last fiscal year, and there are no contractual arrangements, the operation of the terms of which may, at a subsequent date, result in a change of control of the Corporation.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

       Three persons, each of whom are presently members of the Board of Directors, have been nominated for election to membership on the Board of Directors as Class III Directors, each to hold office for a term of three (3) years until the Annual Meeting in 2001. In each instance, a Board member is elected to serve until his successor shall have been duly elected and qualified.

       The Corporation's Articles of Incorporation, as amended and restated, and the amended and restated Bylaws presently provide that the number of Directors to constitute the Board of Directors shall consist of not less than nine (9) nor more than fifteen (15) members and that the total number of Directors may be fixed, within the minimum and maximum numbers, by a vote of a majority of the Directors then in office. Pursuant to these provisions, the Board of Directors, has fixed the number of Directors at nine (9). The Corporation's Articles of Incorporation and Bylaws, each as amended and restated, also provide that the Board of Directors shall be divided into three (3) classes, as nearly equal as possible, with one class to be elected annually for a three (3) year term.

       Unless otherwise instructed, the proxy holders will vote for the three nominees for Class III Directors shown herein. There is no cumulative voting for the election of Directors. Although it is not contemplated that any nominee will decline or be unable to serve as Director if elected, in either such event, the proxies will be voted for such other person as may be designated by the Board of Directors of the Corporation.

       The nominees for election to the Board of Directors at the Annual Meeting are: Douglas P. Helein, Earle J. Kennedy, Jr., Daniel J. Queen.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED UNDER ITEM 1 ON THE PROXY CARD.

       The following table indicates the principal occupation or employment for the past five years, age, other directorships, and the year first elected as a Director of the Corporation with respect to each nominee to become a Director and each other Director whose term of office will continue after the Annual Meeting. Information with respect to the business experience of each Director of the Corporation has been furnished by such Director or has been obtained from the records of the Corporation


                                                                    DIRECTOR OF THE
                                                                      CORPORATION
NAME, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS                  SINCE
NOMINEES FOR DIRECTORS -- CLASS III DIRECTORS
   (Terms Expiring 2001)

Douglas P. Helein (46)                                                   1992
   Insurance Broker, Welsch, Flatness & Lutz, Inc.
   (insurance agency)
   Director, South Side National Bank in St. Louis

Earle J. Kennedy, Jr. (68)                                               1978
   Former President, Westway Services, Inc.
   (vending company)
   Director, South Side National Bank in St. Louis

Daniel J. Queen (56)                                                     1992
   President, Highland Diversified, Inc.
   (operates grocery stores)
   Director, South Side National Bank in St. Louis
   and State Bank of DeSoto

DIRECTORS CONTINUING IN OFFICE - CLASS I DIRECTORS
   (Terms Expiring 1999)

Norville K. McClain (68)                                                1988
   President, Essex Contracting, Inc.
   (building contractor and developer)
   Director, South Side National Bank in St. Louis

Richard G. Schroeder, Sr. (57)                                          1994
   President, St. Louis Fabrication Services, Inc.
   (steel fabrication company)
   Director, South Side National Bank in St. Louis

Thomas M. Teschner (41)                                                 1992
   President, Chief Executive Officer and Director, Southside
   Bancshares Corp. and South Side National Bank in St. Louis
   Director, Bank of St. Genevieve, The Bank of St. Charles County
   and State Bank of DeSoto (subsidiaries of the Corporation)


DIRECTORS CONTINUING IN OFFICE -- CLASS II DIRECTORS
   (Terms Expiring 2000)

Joseph W. Beetz (68)                                                    1978
   President, Joseph H. Beetz Plumbing Company, Inc.
   (plumbing contractor)
   Director, South Side National Bank in St. Louis


Ralph Crancer, Jr. (71)                                                 1966
   Deputy Sheriff, St. Louis County, Missouri
   Director, South Side National Bank in St. Louis

Howard F. Etling (82)                                                   1962
   Publisher Emeritus, Journal Newspapers
   (publishing company)
   Director, South Side National Bank in St. Louis

Each of the Directors has held the same position or another executive position with the same employer during the past five years.



  ADOPTION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE CORPORATION
                TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM
                     6,000,000 SHARES TO 16,000,000 SHARES

                                (PROPOSAL NO. 2)



         The Board of Directors of the Corporation has adopted a resolution seeking to amend Article Three of the Articles of Incorporation of the Corporation to increase the number of authorized shares from 6,000,000 shares consisting of 5,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, to 16,000,000 shares, consisting of 15,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.

         The increase in authorized shares will provide authorized Common Stock for issuance from time to time as may be necessary in connection with the declaration of stock dividends/splits, future financings, investment opportunities, acquisitions of other banks or companies, other distributions, or for other corporate purposes. It is expected that certain of the additionally authorized shares of Common Stock will be issued in connection with the Corporation's pending acquisition of Public Service Bank, a Federal Savings Bank, as publicly disclosed on February 26, 1998. Otherwise, the Corporation has no present plans, understandings, or agreements for issuing the additional shares to be authorized by the proposed amendment, but it is necessary to enable the Corporation as the need may arise, to take prompt advantage of market conditions and the availability of favorable opportunities without the delay and expense incident to the holding of a special meeting of shareholders of the Corporation.

         The issuance of additional shares of Common Stock by the Corporation may dilute the equity ownership position of current shareholders. Shareholders do not possess preemptive rights and thus will not have a first right or right of first refusal to purchase the additional shares. Unless required by applicable law, no further authorization or vote of the shareholders will be solicited for the issuance of the additional shares of the Corporation's Common Stock. The increase in the number of authorized shares will not affect the preferences, qualifications, limitations, restrictions and the special and relative rights of any shares of the Corporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE CORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 6,000,000 SHARES TO 16,000,000 SHARES, WHICH IS ITEM 2 ON THE PROXY CARD.

        ADOPTION OF THE SOUTHSIDE BANCSHARES CORP. 1998 STOCK OPTION PLAN

                                (PROPOSAL NO. 3)


         The third item to be acted upon at the Annual Meeting is a proposal to adopt the Southside Bancshares Corp. 1998 Stock Option Plan (the "1998 Plan") which would establish a reserve of 250,000 shares of Common Stock of the Corporation to be issued from time to time to eligible employees of the Corporation and/or its subsidiaries pursuant to incentive stock options and/or non-qualified stock options. Shares to be issued pursuant to such options may be authorized but unissued shares or treasury shares. The Corporation's Board of Directors, at its meeting on February 26, 1998, approved a resolution adopting the 1998 Plan, conditioned upon subsequent approval by the shareholders of the Corporation as required by applicable law.

         The purpose of the 1998 Plan is to enhance the profitability and value of the Corporation for the benefit of its shareholders by providing for stock options to attract, retain and motivate officers and other key employees who make important contributions to the success of the Corporation.

         The following is a brief description of the material features of the 1998 Plan:


ADMINISTRATION.

         The 1998 Plan will be administered by a Committee which is appointed from time to time by the Board of Directors of the Corporation and comprised of at least three or more members of the Board of Directors who are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee will determine those employees of the Corporation and any subsidiary thereof eligible to receive stock options pursuant to the 1998 Plan, grant the stock options, determine when the stock options will be granted, the number of shares of Common Stock to be granted to any individual, the option price and term of each stock option and all other terms and conditions of each stock option granted under the 1998 Plan.


PARTICIPANTS.

         Any person who is employed by the Corporation or any subsidiary thereof shall be eligible to receive grants of stock options pursuant to the 1998 Plan, as determined by the plan Committee from time to time.


STOCK SUBJECT TO THE 1998 PLAN.

         Two Hundred Fifty Thousand (250,000) shares of Common Stock, which may be either authorized but unissued shares or treasury shares, may be issued under the 1998 Plan (subject to adjustment for future stock splits, stock dividends and other changes in capitalization as described in greater detail in the 1998
Plan).


OPTION PRICE.

         The option price of shares subject to any stock option pursuant to the 1998 Plan shall not be less than the fair market value of the Common Stock at the time the option is granted. For purposes of the 1998 Plan, the fair market value of the Common Stock shall mean the fair and reasonable value thereof as determined by the 1998 Plan Committee according to prices in trades as reported on the Nasdaq stock market. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Common Stock, the Committee shall determine fair market value by any means its deems reasonable under the circumstances. In the case of an incentive stock option, the aggregate fair market value of the Common Stock with respect to which stock options are exercisable for the first time by any employee during any calendar year shall not exceed $100,000. To the extent the $100,000 limitation is exceeded, stock options will be treated as non-qualified stock options.


OPTION PERIOD.

         A stock option shall be exercisable during such periods as may be established by the Committee, except that all options will become immediately exercisable in the event of a change in control (as defined in the 1998 Plan) and no incentive stock option may be exercised after the expiration of ten (10) years from the date such option is granted. The Committee may, in its sole discretion, accelerate the date of exercise of any stock option pursuant to the 1998 Plan.


TRANSFERABILITY.

         Unless otherwise expressly provided in the 1998 Plan, no stock option will be transferable other than by beneficiary designation, will or the laws of descent and distribution, and any right granted under a stock option may be exercised during the lifetime of the holder thereof only by him or her or by his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may grant non-qualified stock options that are transferable, without payment of consideration, to (i) revocable trusts for the benefit of immediate family members which qualify as grantor trusts for Federal income tax purposes,
(ii) to immediate family members, and (iii) to partnerships whose only partners are immediate family members.


RIGHTS AS A SHAREHOLDER.

         No recipient of a stock option shall have any rights of a shareholder in respect of any shares subject to option until certificates for such shares have been issued to such optionee.


AMENDMENT AND TERMINATION.

         The Board of Directors of the Corporation may, from time to time, amend, suspend or terminate the 1998 Plan in whole or in part, and if terminated may reinstate any or all of the provisions of the 1998 Plan, except that no amendment, suspension or termination may apply to the terms of any stock option, contingent or otherwise, granted prior to the effective date of such amendment, suspension or termination without the option recipient's consent. Any such action may be taken without shareholder approval unless required by applicable law or regulation.


EFFECTIVE DATE AND TERM.

         Subject to shareholder approval, it is expected that the 1998 Plan will be effective as of April 23, 1998. The 1998 plan shall continue in effect until December 31, 2007, when it shall terminate and no stock options shall be granted under the 1998 Plan thereafter.

         The affirmative vote of a majority of the shares of Common Stock entitled to vote thereon is required to approve the adoption of the 1998 Plan. Dissenting votes give rise to no rights on the part of dissenters.

         The Board of Directors of the Corporation believes that the 1998 Plan will be in the best interests of the Corporation and its shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE SOUTHSIDE BANCSHARES CORP. 1998 STOCK OPTION PLAN, WHICH IS ITEM 3 ON YOUR PROXY CARD.


                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

                                (PROPOSAL NO. 4)


         The Board of Directors of the Corporation voted to appoint, subject to ratification by the shareholders, KPMG Peat Marwick LLP as independent certified public accountants to audit the accounts of the Corporation for the fiscal year ending December 31, 1998. It is expected that representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire. During 1997, KPMG Peat Marwick LLP provided audit and tax services for the Corporation. The audit services included examination of the consolidated financial statements of the Corporation and its subsidiaries, including annual reports to shareholders and the Securities and Exchange Commission, and consultation and assistance in accounting and related matters. The Board of Directors has a standing audit committee and does not consider the tax services performed by the independent auditors to affect its independence.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP, WHICH IS ITEM 4 ON THE PROXY CARD.



             BOARD OF DIRECTORS AND COMMITTEES OF BOARD OF DIRECTORS

         In fiscal year 1997, Directors of the Corporation received fees of $1,000 for each regular board meeting of the Corporation. In addition, all Directors of the Corporation who also served on the Board of South Side National Bank in St. Louis, a subsidiary of the Corporation, received fees of $750 for each regular meeting thereof, and $1,200 for committee meetings each month. Mr. Queen, also serves on the Board of Directors of State Bank of DeSoto, a subsidiary of the Corporation and received fees of $300 for each regular meeting thereof, and $100 for loan committee meetings thereof. No other remuneration was paid by the Corporation to any non-employee Director or for special assignments. Mr. Teschner also received fees of $300 for each regular meeting of each of the other subsidiaries of the Corporation for which he serves as a Director and $100 for attendance at each discount committee meeting of each such subsidiary's board, with the exception of the Bank of St. Charles County which pays $50 for attendance at each of its discount committee meetings. The Directors may defer these fees until retirement or death pursuant to the Corporation's Deferred Compensation Plan for Directors.

         During 1997, there were twelve (12) regular meetings and two (2) special meetings of the Corporation's Board of Directors. Each of the Directors of the Corporation attended at least eighty-five percent (85%) of the aggregate of the total number of Board of Directors meetings of the Corporation and the total number of meetings held by all committees of the Board on which such Director served during 1997.

         The Corporation has a standing Audit Committee (established in 1983). This Committee consists of all of the non-employee Directors. It is the responsibility of the Audit Committee to monitor the internal accounting controls and practices of the Corporation and report its findings to the full Board of Directors. The Committee meets quarterly and met four (4) times during the last fiscal year.

         The Corporation has no standing nominating committee and no committee performs a similar function. Director nominations on behalf of the Corporation are recommended by the Board of Directors. Nomination recommendations to the Board of Directors by shareholders are not accepted. Compensation of officers of the Corporation is approved by the Corporation's standing Compensation Committee which consists of all non-employee directors. The Compensation Committee met once during the last fiscal year. The specific functions of the Compensation Committee are discussed in greater detail in this Proxy Statement.



                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the remuneration paid or accrued in 1997, 1996 and 1995 for Thomas M. Teschner, the Chief Executive Officer of the Corporation. None of the other executive officers of the Corporation received total annual salary and bonuses exceeding One Hundred Thousand Dollars ($100,000) during the fiscal year ending December 31, 1997.



                           SUMMARY COMPENSATION TABLE

================================================================================================================================
                                                                   ANNUAL                   LONG TERM               ALL
                                                                COMPENSATION              COMPENSATION             OTHER
                                                                                                               COMPENSATION
                                                        --------------- -------------- --------------------
NAME AND PRINCIPAL POSITION                     YEAR        SALARY          BONUS            AWARDS
                                                                                             ------
                                                                                            Securities
                                                             ($)(1)          ($)(2)        Underlying Options         ($)(3)
---------------------------------------------- -------- --------------- -------------- -------------------- --------------------
THOMAS M. TESCHNER (41)                         1997          $160,000       $135,000       100,000              $104,575 (4)

  President, Chief Executive Officer and
  Director of the Corporation and South Side    1996           160,000        100,000        20,000              $182,721 (4)
  National Bank in St. Louis
                                                1995           160,000        100,000          -0-                $34,066
================================================================================================================================

 (1) Includes deferred compensation contributed by Mr. Teschner to the KSOP.

 (2) Includes amounts paid in accordance with the executive compensation program as discussed in greater detail in the Compensation Committee Report in this Proxy Statement.

 (3) Consists of the Corporation's contributions and allocations to the KSOP ($11,579 in 1997, $10,930 in 1996 and $18,696 in 1995);
          Director's fees from the Corporation and its subsidiaries ($46,650 in 1997, of which $38,750 was deferred, $37,800 in
          1996, of which $25,650 was deferred, and $11,850 in 1995); life insurance premiums ($3,520 in 1997, 1996 and 1995, respectively); and deferred compensation paid in 1997 as described below.

 (4)      Reflects $42,826 and $130,471 paid in 1997 and 1996,
          respectively, as grants of performance stock awards under the Deferred Compensation Agreement described in the Compensation Committee Report elsewhere herein. The 1997 grant represents 1,241.32 shares of performance stock. The 1996 amount includes an initial grant of 6,518 shares of performance stock having a value of $104,288 ($16.00 per share) on the date of the initial grant, which was made in order to offset limitations imposed upon Mr. Teschner's participation in the Corporation's qualified deferred compensation plans from 1988 through 1995, and 1,150.88 shares of performance stock having a value of $26,183 ($22.75 per share) as of December 31, 1996 for the 1996 fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
   ============================================================================================== =============================

                                          INDIVIDUAL GRANTS                                       Potential  Realizable  Value
                                                                                                  at Assumed  Annual  Rates of
                                                                                                  Stock   Price   Appreciation
                                                                                                  for Option Term(3)
   ----------------------------------------------------------------------------------------------
   NAME                         Number of          % of Total
                                Securities        Options/SARs
                                Underlying         Granted to       Exercise or
                              Options/SAR's       Employees in       Base Price     Expiration
                               granted (#)1        Fiscal Year        ($/sh)(2)        Date
   ---------------------------------------------------------------------------------------------- -----------------------------
                                                                                                     5% ($)         10% ($)
                                                                                                   ----------------------------
   Thomas M. Teschner            100,000              100%            $24.00         3/25/07       $1,500,000     $3,800,000
   ============================================================================================================================

         (1) The Options, which were granted on March 25, 1997, become exercisable at the rate of one-fifth on March 26 of the first five years commencing on March 26, 1998, subject to acceleration in the event of a "change in control."

         (2) Exercise or base price is equal to the closing bid price on the date of grant.

         (3) Pre-tax gain. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. The Corporation's per share stock price would be $39.00 and $62.00 if increased 5% and 10%, respectively, compounded annually over the option term.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

===========================================================================================================================
                                                                   Number of Securities             Value of Unexercised
                                                                  Underlying Unexercised                in-the-Money
                                                             Options/SARs at Fiscal Year End(1)    Options/SARs at Fiscal
                             Shares                                                                     Year-End($)(2)
         Name               Acquired           Value
                         on Exercise (#)   Realized ($)
---------------------------------------------------------------------------------------------------------------------------
                                                              Exercisable (3)  Unexercisable(4) Exercisable   Unexercisable
                                                                   (#)               (#)             (#)            (#)
---------------------------------------------------------------------------------------------------------------------------
Thomas M. Teschner            -0-              -0-               38,000            92,000         $569,000      $1,026,000
===========================================================================================================================

(1)     All amounts in the table represent Options.

(2) Pre-tax gain. The value of the Unexercised in-the-Money Options is based upon a December 31, 1997 closing bid price of $34.50.

(3) Includes 10,000 Options with an exercise price of $11.00 per share, 8,000 Options with an exercise price of $19.00 per share, and 20,000 Options with an exercise price of $24.00 per share.

(4) Includes 12,000 Options with an exercise price of $19.00 per share and 80,000 Options with an exercise price of $24.00 per share.



COMPENSATION COMMITTEE

         A Compensation Committee of the Board of Directors comprised of all non-employee Directors (the "Committee") was established in 1993. The role of the Committee is to review the general compensation structure for executive officers of the Corporation, including those named in the Summary Compensation Table which appears elsewhere in this Proxy Statement, and to approve the specific compensation levels of such executive officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for establishing and administering the executive compensation program for the Corporation. The basis for establishing the program was to link individual compensation and the Corporation's performance levels, and to provide for both short and long-term incentive programs that align the economic interests of management and the Corporation's shareholders. When the program was designed in 1994, the Compensation Committee engaged an independent third party to assist in the development of an executive compensation program. Based upon recommendations of the independent third party, as well as a competitive compensation analysis, the committee adopted the Corporation's Annual Incentive Plan (the "Plan"). Information for determining the competitive compensation levels was obtained from a bank cash compensation survey prepared by the Bank Administrative Institute, as well as, an independent survey of financial institutions in Missouri and Illinois with total assets of $300,000,000 to $1,000,000,000. The group surveyed for the purpose of determining competitive compensation levels is different than those used for comparative purposes in the performance graph on page 14. The Committee believes that the survey group used for determining executive compensation more closely represents the Corporation's actual competition for executive talent. The basic philosophy underlying the Plan is as follows:

         - Maintain base salary levels relatively close to the market median for financial institutions in the Corporation's peer group.

         - Provide for annual incentive opportunities based on the achievement of established business plan goals. The amount of the target opportunities would also be in line with the market median for financial institutions in the Corporation's peer group, with additional upside potential for performance significantly above the predetermined goals.

         The Committee reviews the program on an annual basis to determine changes, if any, which need to be made, in light of present facts and circumstances. In 1996, the Committee updated the executive compensation program to include a deferred compensation arrangement to compensate executive officers for certain limitations imposed upon their participation in the Corporation's qualified benefit plans. This arrangement is more fully described below. The Corporation's executive compensation program remained relatively unchanged during 1997 and was comprised of the following components:

         - Salary. For executive officers, the Committee used competitive compensation data, and then considered the experience levels of the incumbents in determining actual compensation levels.

         - Bonus Plan. The Committee will approve annual bonuses for certain executive officers of the Corporation based upon the formula provided for in the Plan. Pursuant to the Plan, officers who substantially impact the Corporation's performance will be eligible to receive annual incentive awards if the Corporation achieves certain performance goals based on profitability and asset quality compared to prior years. Measures of profitability include return on average assets for the Corporation and its bank subsidiaries. Measures of asset quality include total nonperforming loans and total nonperforming assets. Actual award opportunity levels will depend on the extent to which the Corporation realizes established performance goals. The maximum incentive award level pursuant to the Plan for 1997 was set at 150% of the target award level. The target award level ranges from 15% to 50% of annual salary. In order to achieve the maximum award level, the Corporation generally should have met or exceeded 120% of established performance goals. In the event the performance goals are exceeded, the award level could range up to 75% of the annual salary. However, the Committee retains the right to further increase annual incentive awards if individual contributions warrant.

         - The Plan itself does not provide for issuance of stock based awards; however, the overall executive compensation program does address stock options. The Southside Bancshares Corp. 1993 Non-Qualified Stock Option Plan allows the Compensation Committee to periodically grant options to key executives of the Corporation. There were 100,000 options granted in 1997.

         - As indicated previously, in 1996, the Committee established a deferred compensation arrangement to compensate executive officers for certain limitations imposed upon their participation in the Corporation's qualified benefit plans. Under this arrangement, the executives and the Corporation enter into a deferred compensation agreement ("Agreement"). Under the Agreement, the executives are granted an award of performance stock each year based on the sum of the following:

                  a. An amount determined by multiplying the executive's "Excess 401(k) Amount" as defined in the Agreement, by the sum of the highest federal and applicable state income tax rates in effect for the year in question; plus

                  b. An amount equal to (i) the employer matching contribution percentage under the Corporation's Employee Stock Ownership Plan with 401(k) provisions ("KSOP") for such year multiplied by the executive's gross annual compensation (determined without regard to the Agreement), less (ii) the employer matching contributions actually made to the KSOP for the benefit of the executive; plus

                  c. An amount determined by (i) multiplying total the Corporation's discretionary basic and optional contributions to the KSOP, plus forfeitures, by a fraction, the numerator of which is the executive's gross annual compensation for such year (determined without regard to the Agreement), and the denominator of which is total compensation of all KSOP participants, less (ii) the amount actually contributed to the KSOP by the corporation's plus forfeitures allocated, for the benefit of the executive.

                  The award is converted to performance shares based on the closing bid price of the Corporation's common stock on the last business day of each such year in the case of items a. and b. above, and $16.00 per share in the case of item c. above. The performance shares issued under this Agreement are deemed to be the equivalent of one share of the Corporation's common stock. The shares constitute a potential right to receive payment and do not confer any dividend rights, voting rights or any other rights of a shareholder with respect to Corporation's common stock. The executives are entitled to receive payment under the Agreement upon the occurrence of one of several events including: a change in control, termination of employment, retirement, death or total disability. The amount to be paid upon the occurrence of one of these events is the number of performance shares credited to the executive's account multiplied by the midpoint of the bid and ask price of the Corporation's common stock as of the close of business on the date of payment.



COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         The President and Chief Executive Officer's compensation for 1997 consisted of:

         -        Base salary of $160,000.00.

         - Bonus of $135,000.00. The bonus paid during 1997 related to the 1996 Bonus Plan. Because the Plan requires performance bonuses to be based on actual results, it is not feasible to pay bonuses during the fiscal year to which the bonus applies. The bonus amount was computed in accordance with the Plan, although the Committee exercised their discretion to further increase the award based on the merits of the accomplishments achieved during 1996, including record-setting core net earnings and a substantial reduction in nonperforming loans. Core net income increased by 15% in 1996 and was 104% of the target amount included in the Plan. Nonperforming loans declined by 64% which was 240% of the target reduction outlined in the Plan.

         - Deferred Compensation Amounts. As described above, the Committee established a deferred compensation arrangement to compensate executive officers for certain limitations imposed upon their participation in the Corporation's qualified benefit plans and pursuant thereto entered into a Deferred Compensation Agreement with Mr. Teschner dated April 25, 1996. Pursuant to that Agreement, a grant of 1,241.32 shares of Performance Stock, having a value on the date of grant of $42,825.54 ($34.50 per share) was credited to Mr. Teschner's Performance Stock Account as of December 31, 1997 for 1997.

         - Stock Option Awards. The Committee granted to Mr. Teschner Stock Options to acquire 100,000 shares of common stock under the Corporation's 1996 Non-Qualified Stock Option Plan. Stock Options granted were based upon the same factors as the Corporation's Annual Incentive Plan.

         -        Other Compensation. All other compensation paid to Mr.
                  Teschner is described in the Summary Compensation Table to the extent required.

                              The Compensation Committee

                      Joseph W. Beetz                  Ralph Crancer, Jr.
                      Howard F. Etling                 Norville K. McClain
                      Douglas P. Helein                Earle J. Kennedy, Jr.
                      Daniel J. Queen                  Richard G. Schroeder, Sr.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
      SOUTHSIDE BANCSHARES CORP., S&P 500 INDEX AND NASDAQ BANKS INDEX

The following graph summarizes cumulative returns experienced by the Corporation's shareholders over the years 1993 through 1997, compared to the S&P 500 Index and the NASDAQ Banks Index.




                                [LINE GRAPH]





               1992    1993     1994     1995     1996     1997
NASDAQ          100   145.55   165.99   165.38   246.32   325.61
S&P 500         100   108      118      120      165      203
Southside       100   295.22   298.55   304.73   443.65   687.72


_____________
        *Assumes $100 invested on December 31, 1992 in Corporation's Common Stock, the S&P 500 Index, and the NASDAQ Banks Index. Total return assumes reinvestment of dividends.

EMPLOYMENT CONTRACTS


MR. TESCHNER'S EMPLOYMENT CONTRACT

         The Corporation and South Side National Bank in St. Louis (the "Bank") have an employment agreement, dated April 27, 1995, with Thomas M. Teschner President and Chief Executive Officer of the Corporation and the Bank (the "President's Employment Agreement"). The President's Employment Agreement has an initial term of three years and automatically renews for a new three year term unless notice not to renew is delivered on or before either the first anniversary date of the President's Employment Agreement or any successive yearly anniversary thereafter.

         The President's Employment Agreement provides, among other things, that the Corporation or the Bank may terminate the employment of Mr. Teschner at any time for "cause" or disability. Cause is defined as willful misconduct resulting in indictment for an alleged felony, violation of any material provision of the President's Employment Agreement or any willful failure substantially to perform any reasonable directions of the Corporation's or the Bank's Board of Directors within 60 days after written demand. In addition, termination for "cause" requires the affirmative votes of at least two-thirds of each of the Corporation's and the Bank's Board of Directors. A disability, to constitute an event of termination of the President's Employment Agreement, must continue for a period of six months. Upon such termination for cause or disability, Mr. Teschner is entitled to receive a severance payment equal to the greater of (a) one-third of his current annual base salary or (b) a severance payment computed in accordance with the Corporation's or the Bank's then existing severance policy. Upon Mr. Teschner's death during the term of the President's Employment Agreement, his beneficiary or estate is entitled to the benefits payable under the accidental death, life insurance and similar plans for employees of the Corporation and the Bank. In the event that such death benefit plans are amended to reduce or terminate benefits, Mr. Teschner's beneficiary or estate is entitled to a lump sum payment equal to the difference between the sum which would have been payable under the death benefit plans as of the date of the President's Employment Agreement, and the sum payable under the amended plans.

         The President's Employment Agreement provides that, after termination of employment for cause or improper termination by the employee, Mr. Teschner will not, for a period of six months after termination, solicit customers or clients of the Corporation, the Bank or any of their subsidiaries without the prior approval of the Board of Directors.

         The President's Employment Agreement further provides that, upon a change of control of the Corporation or Bank, if Mr. Teschner's employment is terminated by the Corporation and the Bank other than for cause, death or disability within six months prior to or within three years following a change in control, or if Mr. Teschner voluntary terminates his employment within six months following a change of control, Mr. Teschner is entitled in lieu of all other benefits to the following severance benefits: (i) an amount equal to three times his highest annual salary in effect at any time during the term of the President's Employment Agreement, (ii) an amount equal to three times his highest annual bonus prior to the termination, (iii) an amount equal to his unpaid annual salary and accrued vacation, and (iv) a continuation of his welfare benefits of health and medical insurance for three full years, provided, however, that such welfare benefits will be discontinued prior to the end of three years in the event that Mr. Teschner has available substantially similar welfare benefits from a subsequent employer. Such severance benefits are limited in the aggregate, however, to an amount that does not constitute an "excess parachute payment" under the Internal Revenue Code.

PENSION PLAN AND RETIREMENT TRUST

    The Corporation currently maintains a Pension Plan and Retirement Trust (the "Pension Plan") for officers and employees. The Pension Plan is non-contributory and is uniformly applied to officers and employees. Normal retirement is at 65 years of age. Normal annual retirement benefits are determined at fifteen percent (15%) of average annual salary for the highest five (5) consecutive years prior to date of termination of employment plus ten percent (10%) of the average annual compensation in excess of $7,200. The entire benefit shall be reduced by 1/15th for each year of service less than fifteen (15) years.


                        PENSION PLAN TABLE                                       CREDITABLE
 REMUNERATION                                                                  YEARS OF SERVICE
 (AVERAGE ANNUAL SALARY FIVE                                                  -------------------
 YEARS PRIOR TO RETIREMENT)                                                   10       15 OR MORE
 ------------------------------------------------------------------------------------------------------------
$  75,000 ................................................................    $12,020    $18,030
  100,000 ................................................................     16,187     24,280
  125,000 ................................................................     20,353     30,530
  160,000 or greater(1)...................................................     26,187     39,280

-----------------

(1) Federal income tax laws limit the computation of benefits and contributions by the employer to the Pension Plan to a maximum amount based on annual compensation which amount was $160,000 in 1997.

         Remuneration in the Pension Plan table includes annual base salary, bonus and fringe benefits. The 1997 earnings for computing retirement benefits and the number of creditable years of service under the above-described Pension Plan for the individuals named in the Summary Compensation Table were as follows: Mr. Teschner, $160,000 and 10 years.

         Estimated annual benefits payable upon retirement at age 65 are based on a straight life annuity basis, and the value of Social Security Benefits are not deducted from these amounts.

         On February 26, 1997, the Board of Directors of the Corporation voted to terminate the Pension Plan effective May 31, 1997. Benefits accumulated under the Pension Plan were frozen as of March 31, 1997. Termination of the Pension Plan is contingent upon the receipt of approval from the Internal Revenue Service, which approval is expected during fiscal year 1998. Thereupon, all accumulated benefits under the Pension Plan will be immediately paid.

                 INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

         The Corporation and its subsidiary banks have had and expect to have in the future, loans and other banking transactions in the ordinary course of business with a number of its officers and Directors and their associates. Such transactions were made and will be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not and will not involve more than normal risk of collectibility or present other unfavorable features.

         During the previous calendar year, the subsidiaries of the Corporation have had commercial transactions in the ordinary course of business with companies with which certain of the Corporation's Directors are affiliated. No significant business or personal relationships with the subsidiaries of the Corporation existed by virtue of a person's position in the Corporation or in subsidiaries of the Corporation, or ownership interest in the Corporation.

                              SHAREHOLDER PROPOSALS

         If any shareholder of the Corporation intends to submit a proposal for inclusion in the proxy statement to be delivered in connection with the Annual Meeting of Shareholders to be held in April 1999, the shareholder's proposal and supporting statement, if any, must meet the requirements established by the Securities and Exchange Commission for shareholder proposals and must be received by the Corporation at its principal executive offices no later than November 28, 1998. It is suggested that any such proposals, together with any supporting statement, be submitted by Certified Mail, Return Receipt Requested and be directed to the attention of the Secretary of the Corporation.



                  SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

         The Corporation's executive officers, Directors and persons who own beneficially more than ten percent (10%) of the Corporation's stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file certain reports of ownership, and changes in ownership, of the Corporation's stock with the Securities and Exchange Commission. Copies of such reports must be furnished to the Corporation. Based solely on a review of the copies of such forms furnished to the Corporation, and on written representations from the Corporation's executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners have been complied with, except that Mr. Kennedy filed a late report on Form 4 involving one transaction.

                                  ANNUAL REPORT

         Copies of the Annual Report for the fiscal year ended December 31, 1997, including financial statements certified by the Corporation's independent accountants, have been mailed on March 26, 1998 to all stockholders entitled to vote at the Annual Meeting. Additional copies of this Annual Report are available on request.

SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                                  BY ORDER OF THE
                                                  BOARD OF DIRECTORS


                                                  ------------------------------
March 26, 1998                                    Joanne M. Schneider
St. Louis, Missouri                               Secretary to the Board

                           SOUTHSIDE BANCSHARES CORP.
                               3606 GRAVOIS AVENUE
                            ST. LOUIS, MISSOURI 63116

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph W. Pope and Laurie A. Pennycook, and each of them, with or without the other, attorneys and proxies, with full power of substitution, to vote all of the shares of common stock of Southside Bancshares Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Corporation to be held at South Side National Bank's Lansdowne facility, which is located at 4666 Lansdowne, St. Louis, Missouri, on Thursday, April 23, 1998, at 2:00 p.m., local time, and at any adjournments thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Corporation's proxy statement, receipt of which is hereby acknowledged; and (2) in their discretion upon such other matters as may properly come before the Annual Meeting of Shareholders.

A VOTE FOR THE FOLLOWING PROPOSALS (AS DESCRIBED IN GREATER DETAIL IN THE PROXY STATEMENT) IS RECOMMENDED BY THE BOARD OF DIRECTORS.

     1. Election of directors: Douglas P. Helein, Earle J. Kennedy, Jr. and Daniel J. Queen.
         [ ] FOR all nominees listed.
         [ ] FOR all nominees listed except ________________________________
              ______________________________________________________________
         [ ]    WITHHOLD AUTHORITY to vote for all nominees listed.

     2. The adoption of an amendment to the Corporation's Articles of Incorporation increasing the number of authorized shares from 6,000,000 to 16,000,000 shares.

         [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

     3.  The adoption of the Southside Bancshares Corp. 1998 Stock Option Plan.

         [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

     4. The ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for 1998.

         [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

     5.  On any other matter that may be submitted to a vote of shareholders.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR Proposals 1, 2, 3 and 4. If any other business is presented at the meeting, this proxy will be voted in accordance with the recommendation of management.

      (YOU ARE REQUESTED TO COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY)

                                                  Dated_________________, 1998

                                                  ____________________________

                                                  ____________________________

                                                  IMPORTANT: Please date this
                                                  proxy and sign exactly as your
                                                  name(s) appears thereon. If
                                                  stock is held jointly,
                                                  signature should include both
                                                  names. Executors,
                                                  administrators, trustees,
                                                  guardians, corporate officers
                                                  and others signing in a
                                                  representative capacity should
                                                  so indicate.

                                                  PROXY MUST BE RETURNED BY
                                                  APRIL 23, 1998
                                                  |_| Please check box if you
                                                      plan to attend the Annual
                                                      Meeting

                             SOUTHSIDE SHAREHOLDERS

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE SOUTHSIDE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THIS SOUTHSIDE PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU PLAN TO ATTEND THE MEETING AND ARE A SHAREHOLDER OF RECORD, PLEASE MARK THE PROXY CARD APPROPRIATELY AND RETURN IT. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, PLEASE ADVISE THE SHAREHOLDER OF RECORD (YOUR BANK, BROKER, ETC.) THAT YOU WISH TO ATTEND. THAT FIRM MUST PROVIDE YOU WITH EVIDENCE OF YOUR OWNERSHIP WHICH WILL ENABLE YOU TO GAIN ADMITTANCE TO THE